UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2013

Westar Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Kansas	1-3523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue Topeka, Kansas		66612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (785) 575-6300

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-11 under the Exchange Act (17 CFR 240.14a-11)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Issuance of $250 million of First Mortgage Bonds

On August 19, 2013, we expect to settle the issuance and sale of $250,000,000 in aggregate principal amount of our First Mortgage Bonds, 4.625% Series due 2043 (the “Bonds”), pursuant to an underwriting agreement dated August 12, 2013 with Mitsubishi UFJ Securities (USA), Inc., UBS Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters listed therein, which is filed as Exhibit 1.1 hereto. The Bonds will be a separate series of securities issued and secured by the Mortgage and Deed of Trust, dated as of July 1, 1939, between us and the Bank of New York Mellon Trust Company, N.A. (as successor to Harris Trust and Savings Bank), as trustee (the “Mortgage”), as supplemented and amended by forty-three indentures supplemental thereto, in addition to the forty-second supplemental (reopening) indenture (together, the “Supplemental Indentures”), and as will be further supplemented and amended by a forty-fourth supplemental indenture thereto (together with the Mortgage and the Supplemental Indentures, the “Amended Mortgage”), the form of which is filed as Exhibit 4.1 hereto.

We will pay interest on the Bonds on March 1 and September 1 of each year, beginning on March 1, 2014. Interest on the Bonds accrues from and including August 19, 2013 at a rate of 4.625% per year. The Bonds will mature on September 1, 2043. Prior to March 1, 2043, we may redeem the Bonds, in whole at any time, or in part from time to time, at a redemption price equal to the greater of: (a) 100% of the principal amount redeemed, plus accrued and unpaid interest on those Bonds to but excluding the redemption date, or (b) as determined by the quotation agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds to be redeemed (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis at the adjusted treasury rate plus 15 basis points, plus accrued and unpaid interest on those Bonds to but excluding the redemption date. On or after March 1, 2043, we may redeem the Bonds, in whole at any time, or in part from time to time, at a redemption price equal to 100% of the principal amount redeemed, plus accrued and unpaid interest on those Bonds to but excluding the redemption date. The Bonds will be secured equally with all other bonds outstanding or hereafter issued under the Mortgage. The Bonds will be issued in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof.

The Bonds will be issued pursuant to a registration statement on Form S-3 (File No. 333-187398) previously filed with the Securities and Exchange Commission on March 20, 2013. The foregoing description of the Bonds and the Amended Mortgage is qualified by reference to the full text of the Amended Mortgage, which is filed as Exhibit 4(a) and Exhibit 4(b) to our Registration Statement No. 33-21739, Exhibit 4(o), Exhibit 4(p) and Exhibit 4(q) to our Annual Report on Form 10-K for the year ended December 1, 1992, Exhibit 4(r) to our Registration Statement No. 33-50069, Exhibit 4(s) to our Annual Report on Form 10-K for the year ended December 31, 1994, Exhibit 4(v) to our Annual Report on Form 10-K for the year ended December 31, 2000, Exhibit 4.1 to our Quarterly Report on Form 10-Q for the period ended March 31, 2002, Exhibits 4.1, 4.2 and 4.3 to our Current Report on Form 8-K filed on January 18, 2005, Exhibit 4.1 to our Current Report on Form 8-K filed on June 30, 2005, Exhibit 4.16 to our Current Report on Form 8-K filed on May 16, 2007, Exhibit 4.1 to our Current Report on Form 8-K filed on November 24, 2008, Exhibit 4.1 to our Current Report on Form 8-K filed on February 28, 2012, Exhibit 4.1 to our Current Report on Form 8-K filed on May 16, 2012, Exhibit 4.1 to our Current Report on Form 8-K filed on March 21, 2013 and Exhibit 4.1 hereto, all of which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of August 12, 2013, among Westar Energy, Inc. and Mitsubishi UFJ Securities (USA), Inc., UBS Securities LLC and Wells Fargo Securities LLC

4.1	Form of Forty-Fourth Supplemental Indenture, dated as of August 19, 2013, by and between Westar Energy, Inc. and The Bank of New York Mellon Trust Company, N.A., as successor to Harris Trust and Savings Bank

5.1	Opinion of Larry D. Irick regarding the legality of the First Mortgage Bonds

23.1	Consent of Larry D. Irick (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAR ENERGY, INC.

Date: August 12, 2013	By:	/s/ Larry D. Irick
		Name:	Larry D. Irick
		Title:	Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of August 12, 2013, among Westar Energy, Inc. and Mitsubishi UFJ Securities (USA), Inc., UBS Securities LLC and Wells Fargo Securities LLC

4.1	Form of Forty-Fourth Supplemental Indenture, dated as of August 19, 2013, by and between Westar Energy, Inc. and The Bank of New York Mellon Trust Company, N.A., as successor to Harris Trust and Savings Bank

5.1	Opinion of Larry D. Irick regarding the legality of the First Mortgage Bonds

23.1	Consent of Larry D. Irick (contained in Exhibit 5.1)